UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2025
OraSure Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-882-1820
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 24, 2025, OraSure Technologies, Inc. issued a press release announcing the authorization and approval, by the Company’s board of directors (the “Board”) on March 21, 2025, of a stock repurchase program for up to $40 million of shares of the Company’s common stock, par value $0.000001 per share (“Common Stock”) for a period of two years (the “Stock Repurchase Plan”). Concurrently with such authorization and approval, the Company terminated the existing repurchase program, which was implemented by the Board on August 5, 2008. Under the Stock Repurchase Plan, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws.

The Board also authorized the Company to enter into a written repurchase plan under Rule 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actual timing, manner, number, and value of shares repurchased under the Stock Repurchase Plan will be determined by the Company at its discretion and will depend on several factors, including constraints specified in the trading plan, price, general business and market conditions, and alternative investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission (“SEC”) as required by the applicable rules of the Exchange Act.

This Stock Repurchase Plan does not obligate the Company to acquire any particular amount of Common Stock and the program may be extended, modified, suspended or discontinued at any time at the Company’s discretion.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Federal securities laws, including with respect to the Stock Repurchase Plan and the factors that will impact the amount and timing of purchases, if any, thereunder. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to, changes in price and volume and the volatility of the Common Stock and the other risk factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s subsequent filings with the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 – Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 24, 2025, announcing authorization and approval of stock repurchase program.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: March 24, 2025	By:	/s/ Carrie Eglinton Manner
Carrie Eglinton Manner
President and Chief Executive Officer